FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

              FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND
                 FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND

                  (each a "Fund" and collectively the "Funds")

   SUPPLEMENT TO THE PROSPECTUSES DATED APRIL 30 2012, AS AMENDED MAY 2, 2012

                            DATED NOVEMBER 9, 2012

      1. In the "Summary Information -- First Trust Developed Markets Ex-US AlphaDEX(R) Fund -- Principal Investment Strategies" section, the following paragraph is added as the last paragraph of this section:

      The Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

      2. In the "Summary Information -- First Trust Developed Markets Ex-US AlphaDEX(R) Fund -- Principal Risks" section, the following paragraph is added as the last paragraph of this section:

      SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

      3. In the "Summary Information -- First Trust Emerging Markets AlphaDEX(R) Fund -- Principal Investment Strategies" section, the following paragraph is added as the last paragraph of this section:

      The Fund may lend securities representing up to 20% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities.

      4. In the "Summary Information -- First Trust Emerging Markets AlphaDEX(R) Fund -- Principal Risks" section, the following paragraph is added as the last paragraph of this section:

      SECURITIES LENDING RISK. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE

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